  FORM 8-K Cover Page
  Items Reported
  Signatures

SECURITITES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004

DOWNEY FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	33-0633413 (I.R.S. Employer Identification No.)

Commission File Number: 1-13578

3501 Jamboree Road
Newport Beach, California 92660
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (949) 854-0300

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1  Press release dated January 16, 2004 reporting results of operations during the three and twelve months ended December 31, 2003.

Item 12.  Disclosure of Results of Operations and Financial Condition.

On January 16, 2004, Downey Financial Corp. issued a press release reporting its results of operations during the three and twelve months ended December 31, 2003. A copy of the press release is furnished as exhibit 99.1 of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Downey Financial Corp.
Date: January 16, 2004	By /s/ Thomas E. Prince Thomas E. Prince Executive Vice President and Chief Financial Officer